UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15 (d) of the Securities Exchange Act of 1934

Date of Report:  April 22, 2003

(Date of earliest event reported)

PEC SOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-30271	54-1339972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 Fair Lakes Circle, Fairfax, VA		22033
(Address of principal executive offices)		(Zip Code)

(703) 469-4900
(Registrant’s telephone number, including area code)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

                (c)  Exhibits

99.1        Press release dated April 22, 2003, announcing results for the quarter ended March 31, 2003.*

*                                         This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of PEC Solutions, Inc. under the Securities Act of 1933 or the Securities Exchange Act pf 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.     REGULATION FD DISCLOSURE

This Form 8-K furnishes information required under Items 9 and 12 of the Form 8-K. See Item 12 below.

Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This Form 8-K furnishes information required under Items 9 and 12 of Form 8-K.

On April 22, 2003, PEC Solutions, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003, a copy which is attached hereto as Exhibit 99.1.

On April 22, 2003, the Company held a conference call to discuss its financial results for the quarter ended March 31, 2003. During the conference call, the Company disclosed the following additional information:

•     Day sales outstanding for the quarter were 104 days.

•      EDS/NMCI program represented 13% of quarterly revenue.

•      DEA/Special Projects Division represented 11% of quarterly revenue.

•      The top five and ten clients accounted for 41% and 59% of first quarter revenue, respectively.

The Company also disclosed additional information relating to its projected pipeline for 2003 and for the next four quarters, including approximately $270 million of unfactored pipeline and approximately $182 million of factored pipeline for 2003 and $327 million of unfactored pipeline and approximately $181 million of factored pipeline for the next four quarters. Unfactored pipeline includes funded contract backlog as well as active and qualified new business opportunities that the Company believes have potential to generate business, and factored pipeline reflects the Company’s assessment of the probability that these new opportunities will come to fruition.

The Company disclosed that during the next four quarters it anticipates that unfactored pipeline opportunities will come 29% from criminal justice and intelligence, 29% from homeland security, 19% from civilian information systems and 23% from defense.

The foregoing information is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of PEC Solution, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934. Further, the foregoing information contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by those sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEC SOLUTIONS, INC.
(Registrant)

Date:	April 25, 2003	By:	/s/ STUART R. LLOYD
Stuart R. Lloyd
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

99.1  Press release dated April 22, 2003, announcing results fro the quarter ended March

31, 2003.*

*            This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of PEC Solution, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

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